UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 2, 2018

COMMUNITY HEALTHCARE TRUST INCORPORATED
(Exact Name of Registrant as Specified in Charter)

MARYLAND	001-37401	46-5212033
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3326 Aspen Grove Drive, Suite 150, Franklin, Tennessee 37067
(Address of principal executive offices) (Zip Code)

(615) 771-3052
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) On August 7, 2017, the Board of Directors (the “Board”) of Community Healthcare Trust Incorporated (the “Company”), at the recommendation of the compensation committee of the Board (the “Committee”), authorized and approved each of the Second Amendment (the “Wallace Second Amendment”) to the Employment Agreement by and between the Company and Timothy G. Wallace (the “Wallace Employment Agreement”), the Second Amendment (the “Barnes Second Amendment”) to the Employment Agreement by and between the Company and W. Page Barnes (the “Barnes Employment Agreement”), and the Second Amendment (the “Stach Second Amendment”) to the Employment Agreement by and between the Company and Leigh Ann Stach (the “Stach Employment Agreement”). These second amendments to the the employment agreements were executed on January 2, 2018 and effective as of January 1, 2018.
Wallace Employment Agreement
The principal change in the Wallace Employment Agreement is to increase the base salary paid by the Company to Timothy G. Wallace for his employment as President and Chief Executive Officer (“Wallace Base Salary”). In 2017, the Wallace Base Salary was $376,333.00. The Wallace Second Amendment increases the Wallace Base Salary to $458,167.00 for 2018, which is an $81,834.00 increase from 2017.
The foregoing descriptions of the Wallace Second Amendment to the Wallace Employment Agreement are qualified in their entirety by reference to the original Wallace Employment Agreement, which is included as Exhibit 10.6 to the Registration Statement on Form S-11 of the Company filed with the Securities and Exchange Commission on April 2, 2015, the first amendment to the Wallace Employment Agreement, which is included as Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC on January 18, 2017, and the Wallace Second Amendment, which is included as Exhibit 10.1 to this Current Report on Form 8-K, and are incorporated by reference into this Item,. The foregoing description of the Wallace Second Amendment does not purport to be complete and is qualified in its entirety by reference to such exhibits.
Barnes Employment Agreement
The principal change in the Barnes Employment Agreement is to increase the base salary paid by the Company to W. Page Barnes for his employment as Executive Vice President and Chief Financial Officer (“Barnes Base Salary”). In 2017, the Barnes Base Salary was $214,333.00. The Barnes Second Amendment increases the Barnes Base Salary to $271,167.00 for 2018, which is a $56,834.00 increase from 2017.
The foregoing descriptions of the Barnes Second Amendment to the Barnes Employment Agreement are qualified in their entirety by reference to the original Barnes Employment Agreement, which is included as Exhibit 10.7 to the Registration Statement on Form S-11 of the Company filed with the Securities and Exchange Commission on April 2, 2015, the first amendment to the Barnes Employment Agreement, which is included as Exhibit 10.2 to the Current Report on Form 8-K filed with the SEC on January 18, 2017, and the Barnes Second Amendment, which is included as Exhibit 10.2 to this Current Report on Form 8-K, and are incorporated by reference into this Item,. The foregoing description of the Barnes Second Amendment does not purport to be complete and is qualified in its entirety by reference to such exhibits.
Stach Employment Agreement
The principal change in the Stach Employment Agreement is to increase the base salary paid by the Company to Leigh Ann Stach for her employment as Vice President and Financial Reporting and Chief Accounting Officer (“Stach Base Salary”). In 2017, the Stach Base Salary was $175,000.00. The Stach Second Amendment increases the Stach Base Salary to $220,500.00 for 2018, which is a $45,500.00 increase from 2017.
The foregoing descriptions of the Stach Second Amendment to the Stach Employment Agreement are qualified in their entirety by reference to the original Stach Employment Agreement, which is included as Exhibit 10.8 to the Registration Statement on Form S-11 of the Company filed with the Securities and Exchange Commission on April 2, 2015, the first amendment to the Stach Employment Agreement, which is included as Exhibit 10.3 to the Current Report on Form 8-K filed with the SEC on January 18, 2017, and the Stach Second Amendment, which is included as Exhibit 10.3 to this Current Report on Form 8-K, and are incorporated by reference into this Item,. The foregoing description of the Stach Second Amendment does not purport to be complete and is qualified in its entirety by reference to such exhibits.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description of Exhibits
10.1	Second Amendment to the Wallace Employment Agreement
10.2	Second Amendment to the Barnes Employment Agreement
10.3	Second Amendment to the Stach Employment Agreement

EXHIBIT INDEX

Exhibit Number	Description of Exhibits
10.1	Second Amendment to the Wallace Employment Agreement
10.2	Second Amendment to the Barnes Employment Agreement
10.3	Second Amendment to the Stach Employment Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY HEALTHCARE TRUST INCORPORATED

	By:	/s/ W. Page Barnes W. Page Barnes Executive Vice President and Chief Financial Officer
Date: January 2, 2018

5